August 11, 2023

CUTLER EQUITY FUND

Supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated October 28, 2022, as amended

Special Shareholder Meeting of the Cutler Equity Fund

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective as of April 19, 2023, Mr. John P. Cooney has resigned as an Independent Trustee of The Cutler Trust (the “Trust”). Effective August 10, 2023, the Board of Trustees of the Trust (the “Board”) elected Mr. Michael E. Burrill, Jr. to fill the vacancy resulting from Mr. Cooney’s resignation from the Board and to serve as an Independent Trustee of the Trust.

In addition, the Board of Trustees of the Trust approved that a Special Shareholder Meeting (“Special Meeting”) be held for the shareholders of the Cutler Equity Fund (the “Fund”) to vote on certain proposals. These proposals include the (i) approval of a new investment advisory agreement between the Trust and Cutler Investment Counsel, LLC, the Fund’s current investment adviser (the “Adviser”); (ii) ratification of certain accrued and paid advisory fees to the Adviser; (iii) approval of a revision to the Fund’s fundamental policy relating to lending that would allow the Fund to engage in securities lending; (iv) approval of amendments to the Trust’s Instrument of Trust; (v) approval of an Amended and Restated Agreement and Declaration of Trust of the Trust; (vi) approval of Amended and Restated Bylaws of the Trust; and (vii) election of four individuals to serve on the Board. More detailed information regarding the proposals to be voted upon at the Fund’s Special Meeting will be provided in a proxy statement in connection with the Special Meeting.  When you receive your proxy statement, please review it carefully and cast your vote.  This supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

The Fund’s SAI

The Trustees and Executive Officers’ table on page 10 of the SAI is updated to remove reference to Mr. Cooney and to include the following information for Mr. Burrill:

Name, Date of Birth and Address	Position Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEE
Michael E. Burrill Jr. Born: October 1969 525 Bigham Knoll Jacksonville, OR 97530	Trustee	Since August 2023	President, Burrill Resources, a real estate holding company	1	None

The section titled “Leadership Structure and Qualifications of Trustees” on pages 11 and 12 of the SAI is replaced with the following:

The Board of Trustees consists of four Trustees, three of whom are Independent Trustees. The Board is responsible for the oversight of the Trust. The Board is responsible for overseeing the investment adviser and the Trust’s other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Trust Instrument.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management. The Board has established four standing committees and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board is led by its Chairman, Matthew C. Patten. Mr. Matthew Patten is affiliated with the Trust’s investment adviser and is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because he is the President of the Adviser. As Chairman, Mr. Matthew Patten has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various service providers.

Robert F. Turner serves as the Lead Independent Trustee. He presides at all Executive Sessions of the Independent Trustees and has the authority to preside at meetings of the Board at which the Chairman of the Board is not present. In his role as Lead Independent Trustee, Mr. Robert Turner facilitates communication and coordination between the Independent Trustees and Trust management. He also reviews meeting agendas for the Board and the information provided by management to the Independent Trustees as needed.

The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Mr. Matthew Patten as Chairman and Mr. Robert Turner as Lead Independent Trustee, is appropriate and in the best interests of the Trust, given its specific characteristics such as the Board’s size (four Trustees), the size of the fund complex (currently one Fund) and the Fund’s investment style (publicly traded, primarily large-cap equity securities). The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

The first paragraph in the section titled “Board Committees” on page 12 of the SAI is replaced with the following:

Board Committees. The Board has established an Audit Committee, a Nominating Committee and a Qualified Legal Compliance Committee (“QLCC”). The Board of Trustees has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The members of the Audit and Nominating Committees and the QLCC are the three Independent Trustees: Edward T. Alter, Michael E. Burrill Jr. and Robert F. Turner. Mr. Burrill serves as the Chairman of the Nominating Committee and QLCC and Mr. Edward Alter serves as the Chairman of the Audit Committee. Each Committee Chairman has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he serves as Chairman. Each Committee Chairman facilitates communications and coordination between the Independent Trustees and Trust management with respect to the matters overseen by that Committee.

The Trustees’ biographical information on page 13 of the SAI is updated to remove reference to Mr. Cooney and to include the following information for Mr. Burrill:

• Michael Burrill Jr. is the President of Burrill Resources in Medford, Oregon. His primary focus is development and management of commercial real estate. He also currently serves on the Board of Directors for Mercy Flights, Jackson County’s non-profit ground and air ambulance provider. Mike’s past non-profit experience includes the Board of Directors and Board Chair for Britt Festivals as well as service on the Board of Directors for the Special Olympics of Oregon and Community Works. Mr. Burrill Jr. holds a B.B.A. degree from Southern Oregon University. He has served as a Trustee of the Trust since 2023. The Board has concluded that Mr. Burrill Jr. is suitable to serve as a Trustee because of his leadership, business, and community experience.

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Further Information

For further information, please contact the Fund at 1-516-390-5565 or the Transfer Agent at 1-800-452-4892. You may also obtain additional copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund at 1-516-390-5565. The Fund’s Prospectus, SAI and annual/semi-annual reports are also available on the Fund’s website at https://mutualfunds.cutler.com/services/dividend-investing/cutler-equity-fund/.

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